Exhibit 99.2

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT, dated as of February 23, 2015 (as amended from time to time, this “Agreement”), is among DWA GLENDALE PROPERTIES LLC, a Delaware limited liability company (“Seller”), DREAMWORKS ANIMATION SKG, INC., a Delaware corporation (“DWA”), and DW GLENDALE CA LANDLORD, LLC, a Delaware limited liability company (“Buyer”).

Background

1. Seller owns the real estate described on Schedule I hereto, together with all improvements located thereon.

2. Seller desires to sell all of Seller’s right, title and interest in and to the Property (as defined below), and DWA, which is an affiliate of Seller, desires to lease the Property back from Buyer, and Buyer desires to purchase all of Seller’s right, title and interest in and to the Property and lease the Property back to DWA, all on the terms and conditions set forth in this Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

“Improvements” means all buildings, structures and other improvements located on the Land, together with all fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) located on, or used in connection with, such buildings, structures and other improvements.

“Land” means the land more fully described in the legal description set forth on Schedule I hereto.

“Permitted Encumbrances” means the encumbrances listed on Schedule B to the Title Policy that have been approved by Buyer.

“Property” means the Land, all Improvements on the Land and all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and Improvements. Notwithstanding anything to the contrary herein, the term “Property” shall exclude (i) all fuel cells located on the Land on the Closing Date, (ii) any and all servers and other computer equipment (and any racking therefor) and any and all furniture, fixtures, equipment and other items of personal property (whether or not attached to the Improvements) that are owned by Seller and/or DWA and used in connection with the operation of the business conducted on the Land that are not necessary for the operation of the Improvements located on the Land, and (iii) any and all trade name, service name, service mark or proprietary or intellectual property belonging to or otherwise licensed to Seller, DWA or any of their respective affiliates.

“Title Company” means First American Title Insurance Company.

“Transaction Expenses” means, collectively, (i) all transfer taxes and recording fees and charges related to the sale of the Property or the recording of the Deed pursuant to this Agreement; (ii) the costs incurred for the Reports and all other due diligence conducted by Buyer; (iii) Buyer’s legal fees and costs, including the fees and costs of Buyer’s local California counsel, incurred by Buyer in connection with the transaction contemplated hereunder, (iv) the cost for the Title Policy and all endorsements thereto requested by Buyer, and (v) the costs of forming Buyer and qualifying Buyer to do business in California (provided, for the avoidance of doubt, such costs shall not include any ongoing costs that Buyer may incur to maintain the good standing of Buyer in Delaware and California, including, without limitation, any franchise taxes payable in connection therewith, all of which shall be Buyer’s sole responsibility).

Section 2. Closing. The closing of the sale of the Property by Seller to Buyer (the “Closing”) shall be accomplished by mail and wire transfer and shall consummate at the offices of the Title Company on February 23, 2015 (the “Closing Date”). At the Closing, Seller shall assign, transfer and convey all of Seller’s right, title and interest in and to the Property to Buyer, subject to the Permitted Encumbrances and such other encumbrances and other matters of record (as set forth in the Deed (as defined below)), by execution and delivery of (i) a grant deed in the form attached hereto as Exhibit A-1 (the “Deed”) and a bill of sale and assignment in the form attached hereto as Exhibit A-2 (the “Bill of Sale”).

Section 3. Purchase Price. At the Closing, Buyer shall pay the sum of $185,000,000, plus the Transaction Expenses, which will be capitalized for purposes of calculating the basic rent payable under the Lease (the “Purchase Price”), provided that Buyer shall provide Seller with copies of the invoices with respect to such Transaction Expenses. The Purchase Price shall be paid by federal wire transfer of immediately available funds to the Title Company on the Closing Date, which the Title Company shall deliver to Seller upon Closing by wire transfer to an account designated by Seller in writing to the Title Company.

Section 4. Conditions Precedent to Closing.

(a) Buyer’s obligation to acquire the Property is conditioned on all of the following, any or all of which may be expressly waived by Buyer, in writing, at its sole option:

(i) the Title Company shall have issued, or be irrevocably committed to issue, an owner’s policy of title insurance (the “Title Policy”) showing no liens or encumbrances on the Property other than Permitted Encumbrances;

(ii) all representations and warranties made by Seller and by DWA in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(iii) Seller shall have delivered all of the documents and other items required pursuant to Section 5 and shall have performed all other covenants, undertakings and obligations to be performed by Seller at or prior to the Closing under this Agreement;

(iv) DWA shall have delivered all of the documents and other items required pursuant to Section 6 and shall have performed all other covenants, undertakings and obligations to be performed by DWA at or prior to the Closing under this Agreement;

(v) Buyer shall have received a phase I environmental audit, a seismic report, a zoning report, an ALTA survey, a property condition report, a valuation consulting letter, a square footage calculation analysis report and an appraisal (collectively, the “Reports”) with respect to the Property, in each case from a firm acceptable to Buyer and that is satisfactory in form and substance to Buyer; and

(vi) Buyer shall have received an opinion of local California counsel in form and substance reasonably satisfactory to Buyer with respect to the enforceability of the Lease and other matters as reasonably requested by Buyer.

(b) Seller’s obligation to sell the Property is conditioned on all of the following, any or all of which may be expressly waived by Seller, in writing, at its sole option:

(i) all representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(ii) Buyer shall have delivered all of the documents and other items required pursuant to Section 7, including, without limitation, the Purchase Price, and shall have performed all other covenants, undertakings and obligations to be performed by Buyer at or prior to the Closing under this Agreement.

Section 5. Deliveries by Seller. On or prior to the Closing Date, Seller shall deliver the following (the “Seller Closing Documents”) to the Title Company to be held in escrow:

(a) the Deed duly executed by Seller;

(b) the Bill of Sale duly executed by Seller;

(c) a Certification of Non-Foreign Status, duly executed by Seller;

(d) a secretary’s or assistant secretary’s certificate from Seller, with its certificate of formation, operating agreement and resolutions authorizing the transactions contemplated by this Agreement attached thereto and certifying as to the incumbency of the officers executing documents on behalf of Seller;

(e) good standing certificates for Seller from the States of Delaware and California;

(f) the Real Estate Withholding Certificate (Form 593-C), duly executed by Seller; and

(g) such other affidavits, documents, transfer tax forms and certificates as may be customarily and reasonably required by the Title Company in order to effectuate the transaction contemplated hereby.

Section 6. Deliveries by DWA. On or prior to the Closing Date, DWA shall deliver the following (the “DWA Closing Documents”) to the Title Company:

(a) a lease for the Property in the form attached hereto as Exhibit B (the “Lease”) and a memorandum of lease in the form attached as an exhibit to the Lease (the “Memorandum of Lease”), in each case duly executed by DWA;

(b) a sharing agreement in the form attached hereto as Exhibit C (the “Sharing Agreement”) duly executed by DWA;

(c) a secretary’s or assistant secretary’s certificate from DWA, with its certificate of incorporation, bylaws and resolutions authorizing the transactions contemplated by this Agreement attached thereto and certifying as to the incumbency of the officers executing documents on behalf of DWA;

(d) good standing certificates for DWA from the States of Delaware and California;

(e) an opinion of counsel to DWA (who may be an in-house counsel of DWA) in form and substance reasonably satisfactory to Buyer;

(f) evidence of the insurance required to be in place pursuant to the Lease; and

(g) such other affidavits, documents and certificates as may be customarily and reasonably required by the Title Company in order to effectuate the transaction contemplated hereby.

Section 7. Deliveries by Buyer. On the Closing Date, Buyer shall deliver the following (the “Buyer Closing Documents”) to the Title Company to be held in escrow:

(a) the Purchase Price for the Property;

(b) the Lease and the Memorandum of Lease duly executed by Buyer;

(c) the Sharing Agreement duly executed by Buyer and SunTrust Equity Funding, LLC; and

(d) such other affidavits, documents, transfer tax forms and certificates as may be customarily and reasonably required by the Title Company in order to effectuate the transaction contemplated hereby.

Section 8. Seller Representations. Seller hereby represents and warrants to Buyer, as of the Closing Date, as follows:

(a) Seller is a limited liability company duly organized and in good standing under the laws of the State of Delaware and has duly qualified and is in good standing under the laws of the State of California, and has all requisite power and authority to enter into, and perform its obligations under, this Agreement and any other documents contemplated by this Agreement to which Seller will be a party, including, without limitation, conveying the Property. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary company action on the part of Seller, (ii) do not require any governmental or other consent, and (iii) will not result in the breach of Seller’s organizational documents or any material agreement, indenture or other instrument to which Seller is a party or is otherwise bound or any violation of any law, rule, regulation or judgment to which Seller or any of its property is subject. This Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Seller has not assigned, pledged or transferred the Property or any part thereof, and Seller has not entered into any agreement with another party pursuant to which such party has any right of first refusal or any other right or option to acquire the Property or any part thereof (and, for the avoidance of doubt, Seller’s representation in this Section 8(b) excludes this Agreement or any other instrument executed or may be executed by and between Seller (or DWA) and Buyer). Seller has not created any mortgage or other lien for borrowed money against the Property that has not been discharged in full.

(c) Seller has not received written notice of any actual, pending or threatened suits, actions, arbitrations, claims or proceedings, at law or in equity, against Seller that arises out of the ownership or operation of the Property, which has not been dismissed, resolved or settled and paid in full. Seller has not received written notice alleging the existence of any violation of any rule, regulation, ordinance, law, building code or similar matter that applies to the Property or any part thereof, or to the use or operation of the Property, which has not been fully remediated or discharged. Seller has not received written notice of any pending liens or special assessments to be made against the Property by any governmental authority, nor any pending proceedings, the object of which would be to change the present zoning or other land-use limitations affecting the Property which remains pending as of the Closing Date. For the avoidance of doubt, Buyer is already aware of the conditions associated with the San Fernando Valley (area 2 Glendale) Superfund Site (EPA #: CAD980894901) for which Seller is not responsible nor identified as a potentially responsible party.

(d) Seller has not received written notice of any threatened condemnation or taking with respect to the Property or any part thereof. Seller has no actual knowledge of any material casualty with respect to the Property that has not been repaired.

(e) Neither Seller nor any of its affiliates has dealt with or engaged any broker in connection with the transactions contemplated by this Agreement.

(f) Except for conditions associated with the San Fernando Valley (area 2 Glendale) Superfund Site (EPA #: CAD980894901) for which Seller is not responsible nor identified as a potentially responsible party, to Seller’s knowledge, there does not exist and Seller has not caused any generation, production, location, transportation, storage, treatment, discharge, disposal, release or threatened release upon, under or about the Property of any Hazardous Materials in violation of Environmental Laws. “Hazardous Materials” means (i) all petroleum, crude oil or any fraction thereof, hydrocarbons, polychlorinated biphenyls (PCBs), friable asbestos, urea formaldehyde, or (ii) any chemicals, materials, substances or wastes defined as or included in the definition of “hazardous materials,” “hazardous wastes,” “hazardous substances,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic wastes,” “toxic pollutants,” “contaminants,” “pollutants,” or words of similar import under any Environmental Laws. “Environmental Laws” shall mean and include the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. §§ 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601-9657, the Hazardous Materials Transportation Act of 1975, 49 U.S.C. §§ 1801-1812, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2671, the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq and all other federal, state and local laws, ordinances, rules, orders, statutes, codes and regulations applicable to the Property or the operations thereon or use thereof and (A) relating to the environment, human health or natural resources, (B) regulating, controlling or imposing liability or standards of conduct concerning Hazardous Materials, or (C) regulating the clean-up or other remediation of the Property or any portion thereof, as any of the foregoing may have been amended, supplemented or supplanted from time to time.

(g) Neither Seller nor any of its affiliates is in violation of (i) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or (iii) the anti-money laundering provisions of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) amending the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq or any other laws relating to terrorism or money laundering. Notwithstanding anything to the contrary in this subparagraph (g), no representation or warranty is being made herein with respect to any direct or indirect owner of Seller whose ownership interest consists of stock in a publicly traded company on a nationally recognized stock exchange.

Section 9. DWA Representations. DWA hereby represents and warrants to Buyer, as of the Closing Date, as follows:

(a) DWA is a corporation duly organized and in good standing under the laws of the State of Delaware and has duly qualified and is in good standing under the laws of the State of California, and has all requisite power and authority to enter into, and perform its obligations under, this Agreement, the Lease, the Sharing Agreement and any other documents contemplated by this Agreement to which DWA will be a party, including, without limitation, leasing the Property as a tenant. The execution and delivery of this Agreement, the Lease and the Sharing Agreement and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate action on the part of DWA, (ii) do not require any governmental or other consent, and (iii) will not result in the breach of DWA’s organizational documents or any material agreement, indenture or other instrument to which DWA is a party or is otherwise bound or any violation of any law, rule, regulation or judgment to which DWA or any of its property is subject. This Agreement, the Lease and the Sharing Agreement constitute the legal, valid and binding obligations of DWA, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) DWA has not received written notice of any actual, pending or threatened suits, actions, arbitrations, claims or proceedings, at law or in equity, against DWA that arises out of the operation, repair or condition of the Property, which has not been dismissed, resolved or settled and paid in full. DWA has not received written notice alleging the existence of any violation of any rule, regulation, ordinance, law, building code or similar matter that applies to the Property or any part thereof, or to the use or operation of the Property, which has not been fully remediated or discharged. DWA has not received written notice of any pending liens or special assessments to be made against the Property by any governmental authority, nor any pending proceedings, the object of which would be to change the present zoning or other land-use limitations affecting the Property, which remains pending as of the Closing Date. For the avoidance of doubt, Buyer is already aware of the conditions associated with the San Fernando Valley (area 2 Glendale) Superfund Site (EPA #: CAD980894901) for which DWA is not responsible nor identified as a potentially responsible party.

(c) DWA has not received any written notice of any threatened condemnation or taking with respect to the Property or any part thereof. DWA has no actual knowledge of any material casualty with respect to the Property that has not been repaired.

(d) Neither DWA nor any of its affiliates has dealt with or engaged any broker in connection with the transactions contemplated by this Agreement.

(e) Except for conditions associated with the San Fernando Valley (area 2 Glendale) Superfund Site (EPA #: CAD980894901) for which DWA is not responsible nor identified as a potentially responsible party, to DWA’s knowledge, there does not exist and DWA has not caused any generation, production, location, transportation, storage, treatment, discharge, disposal, release or threatened release upon, under or about the Property of any Hazardous Materials in violation of Environmental Laws.

(f) Neither DWA nor any of its affiliates is in violation of (i) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or (iii) the anti-money laundering provisions of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) amending the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq or any other laws relating to terrorism or money laundering. Notwithstanding anything to the contrary in this subparagraph (f), no representation or warranty is being made herein with respect to any direct or indirect owner of DWA whose ownership interest consists of stock in a publicly traded company on a nationally recognized stock exchange.

For purposes of Section 8 above and this Section 9, whenever phrases such as “to Seller’s knowledge”. “to DWA’s knowledge”, “Seller has no actual knowledge” or “DWA has no actual knowledge” or similar phrases are used in the representations and warranties set forth in Section 8 above and in this Section 9, they will be deemed to refer exclusively to matters within the current actual (as opposed to constructive) knowledge of Darren Osti, who is the Head of Facilities for the Property, and Robert Kelly, who is the assistant secretary and deputy general counsel of DWA (collectively, “Seller Knowledge Parties”). No duty of inquiry or investigation on the part of Seller or Seller’s Knowledge Parties will be required or implied by the making of any representation or warranty which is so limited to matters within Seller’s or DWA’s knowledge, and in no event shall Seller Knowledge Parties have any personal liability therefor.

Section 10. Representations of Buyer. Buyer represents and warrants to Seller and DWA, as of the Closing Date, as follows:

(a) Buyer is a limited liability company duly organized and in good standing under the laws of the State of Delaware and has duly qualified and is in good standing under the laws of the State of California, and has all requisite power and authority to enter into, and perform its obligations under, this Agreement and any other documents contemplated by this Agreement, including, without limitation, acquiring and leasing the Property.

(b) The execution and delivery of this Agreement and the Lease by Buyer and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary action on the part of Buyer, (ii) do not require any governmental or other consent and (iii) will not result in the breach of Buyer’s organizational documents or any agreement, indenture or other instrument to which Buyer is a party or is otherwise bound or any violation of any law, rule, regulation or judgment to which Buyer or any of its property is subject. This Agreement and the Lease constitute the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Neither Buyer nor any of its affiliates is in violation of (i) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or (iii) the anti-money laundering provisions of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) amending the Bank Secrecy Act, 31 U.S.C. Section 5311 et seq or any other laws relating to terrorism or money laundering. Notwithstanding anything to the contrary in this subparagraph (c), no representation or warranty is being made herein with respect to any direct or indirect owner of Buyer whose ownership interest consists of stock in a publicly traded company on a nationally recognized stock exchange.

Section 11. Notices. All notices required or permitted hereunder shall be in writing and shall be given (a) by registered or certified mail, postage prepaid, (b) by a nationally recognized overnight delivery service which provides receipted delivery, or (c) by facsimile transmission with confirmation of receipt, addressed, (i) if to Seller, to DWA Glendale Properties, LLC, 1000 Flower Street, Glendale, CA 91201, Attn: General Counsel, Fax: (818) 695-6748 or such other address as Seller shall have last designated by written notice given as aforesaid to Buyer, with a copy to Paul Hastings LLP, 515 S. Flower Street, 25th Floor, Los Angeles, CA 90071, Attn: James S. Han, Fax: (213) 996-3134, and (ii) if to Buyer, to SunTrust Equity Funding, LLC, 3333 Peachtree Street, 10th Floor, MC 3951, Atlanta, Georgia 30326, Attn: Sarah Nix, Fax: (404) 439-7692 or such other address as Buyer shall have last designated by written notice given as aforesaid to Seller and DWA, with a copy to Julia R. Sarron, Sarron Law Group, LLC, 1424 W. Ohio St., Chicago, Illinois 60642, Fax: (312) 275-8770. Notices shall be deemed given upon receipt at the applicable address.

Section 12. Limited Liability. Notwithstanding anything to the contrary herein, Buyer on its own behalf and on behalf of its agents, members, partners, related and affiliated entities, successors and assigns (collectively, the “Buyer Group”) hereby agrees that in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, affiliated or related entities of Seller or DWA (other than each of Seller and DWA in their individual capacity) have any personal liability under this Agreement.

Section 13. Survival. All covenants of Seller set forth in this Agreement which by their terms expressly survive the Closing or in any Other Documents (as defined below), and all representations and warranties of Seller set forth in this Agreement or in any Other Documents, will survive the Closing for a period of three hundred sixty (360) days after the Closing Date. No claim for a breach of any covenant (which expressly survive the Closing), representation or warranty of Seller will be actionable or payable if (i) Buyer does not notify Seller in writing of such breach within said three hundred sixty (360) days and commence a “legal action” thereon within four hundred fifty (450) days after the Closing Date, or (ii) the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Buyer prior to Closing. Notwithstanding anything to the contrary herein, and for the avoidance of doubt, the provisions of this Section 13 shall not apply to the Lease or the Sharing Agreement.

Section 14. AS-IS Sale. Buyer has had the opportunity to view the Property and independently confirm and verify such matters as Buyer has deemed necessary or appropriate to determine the suitability of the Property for Buyer’s intended use and the appropriateness of the Purchase Price. Buyer acknowledges and agrees that, except as expressly set forth in this Agreement, Buyer has relied solely on such investigations in submitting its offer for the Property and entering into this Agreement. Buyer further acknowledges and agrees that, except as expressly set forth in this Agreement, the Bill of Sale or the Deed, neither Seller, nor any employee, agent, contractor, legal representative or any other person or entity acting or purporting to be acting on behalf of Seller, have made any representations or warranties with respect to the Property, including without limitation, its fitness for any particular purpose or compliance with any laws, rules or regulations of any governmental authorities or regulatory bodies, its environmental, soil or subsurface conditions, zoning, land use or subdivision matters, access by public or private roads, availability of utilities or title or survey matters and that, except as expressly set forth in this Agreement, the Bill of Sale or the Deed, Buyer has solely and exclusively relied on its independent investigation of all such matters in submitting its offer for the Property. EXCEPT AS EXPRESSLY SET FORTH HEREIN, BUYER HEREBY AGREES TO PURCHASE THE PROPERTY IN ITS AS-IS, WHERE-IS CONDITION, WITH ALL FAULTS. BUYER IS IN NO WAY RELYING UPON ANY REPRESENTATION, WARRANTY, DOCUMENT, MATERIAL OR OTHER WORK PRODUCT FURNISHED TO BUYER BY OR ON BEHALF OF SELLER IN PROCEEDING UNDER THIS AGREEMENT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND IS PURCHASING THE PROPERTY WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WHATSOEVER BEING MADE BY SELLER, EXCEPT AS EXPRESSLY SET FORTH HEREIN, IN THE BILL OF SALE AND IN THE DEED. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, THE BILL OF SALE AND THE DEED, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE OF, AS, TO, OR CONCERNING THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY AND CONDITION OF ANY IMPROVEMENTS ON THE LAND, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY ELECT TO CONDUCT THEREON. Nothing set forth in this Section 14 is intended to, or shall, abrogate any of the obligations of DWA under the Lease or the Sharing Agreement.

Section 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

Section 16. California Specific Provisions.

(a) Section 25359.7 of the California Health and Safety Code requires owners of nonresidential property who know or have reasonable cause to believe that a release of Hazardous Materials have come to be located on or beneath real property to provide written notice of that condition to a buyer of said real property. There is a possibility that a release of Hazardous Materials may have come to be located on or beneath the Property, and without in any way limiting the foregoing, as Buyer is already aware, there are conditions associated with the San Fernando Valley (area 2 Glendale) Superfund Site (EPA #: CAD980894901) for which Seller and DWA are not responsible nor identified as potentially responsible parties. By Buyer’s execution of this Agreement, Buyer (a) acknowledges Buyer’s receipt of the foregoing notice given pursuant to Section 25359.7 of the California Health and Safety Code and that it is aware of the benefits conferred to Buyer by Section 1542 of the California Civil Code and the risks it assumes by any waiver of Buyer’s benefits thereunder and (b) as of the date hereof and the Closing Date and after receiving advice of Buyer’s legal counsel, waives any and all rights or remedies whatsoever, express, implied, statutory or by operation of law, Buyer may have against Seller, including remedies for actual damages under Section 25359.7 of the California Health and Safety Code, arising out of or resulting from any unknown, unforeseen or unanticipated presence or releases of Hazardous Materials or other hazardous materials from, on or about the Property.

(b) Buyer and Seller acknowledge that Seller is required to disclose if any of the Property lies within the following natural hazardous areas or zones: (i) a special flood hazard area (any type Zone “A” or “V”) designated by the Federal Emergency Management Agency (Cal. Gov. Code §8589.3); (ii) an area of potential flooding shown on a dam failure inundation map designated pursuant to Cal. Gov. Code § 8589.5 (Cal. Gov. Code §8589.4); (iii) a very high fire hazard severity zone designated pursuant to Cal. Gov. Code § 51178 or 51179 (in which event the owner maintenance obligations of Cal. Gov. Code § 51182 would apply) ( Cal. Gov. Code §51183.5); (iv) a wildland area that may contain substantial forest fire risks and hazards designated pursuant to Cal. Pub. Resources Code § 4125 (in which event (x) the Property owner would be subject to maintenance requirements of Cal. Pub. Resources Code § 4291 and (y) it would not be the State’s responsibility to provide fire protection services to any building or structure located within the wildland area except, if applicable, pursuant to Cal. Pub. Resources Code § 4129 or pursuant to a cooperative agreement with a local agency for those purposes pursuant to Cal. Pub. Resources Code §4142) (Pub. Resources Code § 4136); (v) an earthquake fault zone (Pub. Resources Code § 2621.9); or (vi) a seismic hazard zone (and, if applicable, whether a landslide zone or liquefaction zone) (Pub. Resources Code § 2694). As contemplated in California Civil Code Section 1103.2(b), if an earthquake fault zone, seismic hazard zone, very high fire hazard severity zone or wildland fire area map or accompanying information is not of sufficient accuracy of scale for First American Natural Hazard Disclosures (the “Natural Hazard Expert”) to determine if the Property is within the respective natural hazard zone, then for purposes of the disclosure the Property shall be considered to lie within such natural hazard zone. Buyer acknowledges and agrees that the written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Seller for errors or omission not within their personal knowledge and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. THESE HAZARDS MAY LIMIT THE BUYER’S ABILITY TO DEVELOP THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ON ESTIMATES WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

(c) Buyer acknowledges that Seller has complied with California Public Resource Code § 25402.10 and the disclosure regulations issued in connection therewith (e.g., California Code of Regulations, Title 20, Sections 1680 – 1684) by, among other things, delivering to Buyer the Data Verification Checklists (as such term is defined in California Code of Regulations, Title 20, Section 1681) for the Property prior to the date hereof. By Buyer’s execution of this Agreement, Buyer (a) acknowledges Buyer’s receipt of the Data Verification Checklists and that it is aware of the benefits conferred to Buyer by §1542 of the California Civil Code and the risks it assumes by any waiver of Buyer’s benefits thereunder and (b) as of the date hereof and as of the Closing and after receiving advice of Buyer’s legal counsel, waives any and all rights or remedies whatsoever, express, implied, statutory or by operation of law, Buyer may have against Seller that may arise out of any of the statutes and regulations referenced in this Section 16(c).

(d) DWA acknowledges that Buyer has complied with California Public Resource Code § 25402.10 and the disclosure regulations issued in connection therewith (e.g., California Code of Regulations, Title 20, Sections 1680 – 1684) by, among other things, delivering to DWA the Data Verification Checklists (as such term is defined in California Code of Regulations, Title 20, Section 1681) for the Property prior to the date hereof. By DWA’s execution of this Agreement, DWA (a) acknowledges DWA’s receipt of the Data Verification Checklists and that it is aware of the benefits conferred to DWA by §1542 of the California Civil Code and the risks it assumes by any waiver of DWA’s benefits thereunder and (b) as of the date hereof and as of the Closing and after receiving advice of DWA’s legal counsel, waives any and all rights or remedies whatsoever, express, implied, statutory or by operation of law, DWA may have against Buyer that may arise out of any of the statutes and regulations referenced in this Section 16(d).

(e) The provisions of this Section 16 shall survive the Closing.

Section 17. Assignment. No party to this Agreement shall assign its rights, claims and obligations under this Agreement, provided that after the Closing, Buyer may assign its rights and claims under this Agreement to any person to which Buyer sells the Property and to any lender providing funding for Buyer’s ownership of the Property.

Section 18. Miscellaneous. This Agreement may be executed in multiple counterparts or with multiple signature pages which, when assembled as a single document or, if not so assembled, when taken together shall be deemed to be fully effective and operative as an original document. The section headings appearing in this Agreement are for convenience and reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof. Without limiting the effect of the representations and warranties of either party, each party to this Agreement has obtained its own legal, accounting and tax advice, and has not relied upon the other party or other party’s advisors with respect to legal, accounting and/or tax matters related to the transactions contemplated by this Agreement.

Section 19. Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereto hereby agree to waive trial by jury in connection with any proceedings related to this Agreement or the transactions contemplated hereby.

Section 20. Attorneys’ Fees. If any party hereto brings any action or suit against another party for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to recover from the other party all costs and expenses of suit, including reasonable attorneys’ fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys’ fees incurred in enforcing, perfecting and executing such judgment.

Section 21. Integration. This Agreement, the Seller Closing Documents, the DWA Closing Documents and the Buyer Closing Documents embody the entire agreement and understanding among Buyer, Seller and DWA (and, as applicable, SunTrust Equity Funding, LLC) with respect to the transactions contemplated hereby and supersede all other agreements and understandings among DWA, Buyer and Seller (and, as applicable, SunTrust Equity Funding, LLC) with respect to the subject matter thereof. This Agreement, the Seller Closing Documents, the DWA Closing Documents and the Buyer Closing Documents represent the final agreement between the parties (and, as applicable, SunTrust Equity Funding, LLC) and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of DWA, Buyer and Seller (and, as applicable, SunTrust Equity Funding, LLC) or any course of prior dealings. There are no unwritten oral agreements among the parties.

Section 22. Confidentiality. Buyer agrees that, (a) except as otherwise provided or required by valid law or by banking or securities regulators, (b) except to the extent Buyer considers such documents or information reasonably necessary to prosecute and/or defend any claim made with respect to this Agreement, the Lease or the Sharing Agreement, (c) except to the extent reasonably necessary to deliver such documents or information to Buyer’s affiliates, employees, paralegals, attorneys and/or consultants (collectively, “Buyer’s Representatives”) in connection with Buyer’s evaluation and administration of this transaction, and (d) except as requested by any potential lender to Buyer or any prospective purchaser of the Property or the membership interests in Buyer, Buyer and Buyer’s Representatives shall keep and maintain the contents of this Agreement confidential. Buyer and Buyer’s Representatives shall not use Seller’s, DWA’s or any of their affiliates’ logos in any marketing and promotional materials, whether electronic or other format, without DWA’s prior written consent, provided that DWA shall not unreasonably withhold its consent to Buyer’s and Buyer’s Representatives use of DWA’s logo in connection with the marketing of the sale of the Property and/or the membership interests in Buyer. Buyer acknowledges that Seller may suffer significant and irreparable harm in the event of Buyer’s breach of the provisions of this Section 22, and without affecting any other rights or remedies that either party may have, Buyer acknowledges and agrees that Seller shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach, threatened breach or anticipatory breach of the provisions of this Section 22 by Buyer or any of Buyer’s Representatives. The provisions of this Section 22 shall survive any termination of this Agreement and the Closing. The provisions of this Section 22 shall not apply to any of the contents of this Agreement that are, or become, publicly available through no fault of Buyer or any of Buyer’s Representatives. Notwithstanding the foregoing or any other provision of this Agreement, banking and securities regulators, in the ordinary course of their examinations, may have access to the books, records and other materials of Buyer and its affiliates, including the contents of this Agreement, and disclosure of this Agreement to such examiners solely for the purposes of the examination process shall not constitute a breach of this Agreement or require any notice to, or consent of, Seller, DWA or any other person.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date written above.

SELLER:

DWA GLENDALE PROPERTIES, LLC, a Delaware limited liability company

By: Dreamworks Animation LLC, a Delaware limited liability company, its sole member

By:	/s/ Robert A. Kelly
Name:	Robert A. Kelly
Title:	Assistant Secretary

DWA:

DREAMWORKS ANIMATION SKG, INC.

By:	/s/ Robert A. Kelly
Name:	Robert Kelly
Title:	Assistant Secretary

BUYER:

DW GLENDALE CA LANDLORD, LLC

By: SunTrust Equity Funding, LLC, its Manager

By:	/s/ Justin Wilde
Name:	Justin Wilde
Title:	Manager